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Exhibit 6

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Jeffrey B. Steinberg his true and lawful attorney-in-fact, with full power of substitution, to sign any and all instruments, certificates and documents that may be necessary, desirable or appropriate to be executed on behalf of himself as an individual or in his capacity as a general partner of any partnership, pursuant to sections 13 and 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and Rules 144, 144A and 145 of the Securities Act of 1933, as amended (the "Securities Act"), and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act, by the Securities Act or by the By-laws of the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary, desirable or appropriate, fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may awfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 20th day of December, 1996.

/s/ JAMES H. CAVANAUGH James H. Cavanaugh
/s/ WILLIAM W. CROUSE William W. Crouse
/s/ JOHN W. LITTLECHILD John W. Littlechild
/s/ HAROLD R. WERNER Harold R. Werner

STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF	)

On this 20th day of December, 1996, before me personally appeared James H. Cavanaugh, to me known and known to me to be the individual described in, and who executed the foregoing certificate, and he thereupon duly acknowledged to me that he executed the same.
/s/ CHERYL ANN BEESE Notary Public Commission Expires: 07-25-01
STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF	)

On this 20th day of December, 1996, before me personally appeared William W. Crouse, to me known and known to me to be the individual described in, and who executed the foregoing certificate, and he thereupon duly acknowledged to me that he executed the same.
/s/ CHERYL ANN BEESE Notary Public Commission Expires: 07-25-01
STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF	)

On this 20th day of December, 1996, before me personally appeared John W. Littlechild, to me known and known to me to be the individual described in, and who executed the foregoing certificate, and he thereupon duly acknowledged to me that he executed the same.
/s/ CHERYL ANN BEESE Notary Public Commission Expires: 07-25-01
STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF	)

On this 20th day of December, 1996, before me personally appeared Harold R. Werner, to me known and known to me to be the individual described in, and who executed the foregoing certificate, and he thereupon duly acknowledged to me that he executed the same.
/s/ CHERYL ANN BEESE Notary Public Commission Expires: 07-25-01

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Jeffrey B. Steinberg his true and lawful attorney-in-fact, with full power of substitution, to sign any and all instruments, certificates and documents that may be necessary, desirable or appropriate to be executed on behalf of himself as an individual or in his capacity as a general partner of any partnership, pursuant to Sections 13 and 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and Rules 144, 144A and 145 of the Securities Act of 1933, as amended (the "Securities Act"), and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act, by the Securities Act or by the By-laws of the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary, desirable or appropriate, fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may awfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the    day of                        , 2000.

/s/ AUGUSTINE LAWLOR Augustine Lawlor
STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF OCEAN	)

On this 26th day of July, 2000, before me personally appeared Augustine Lawlor, to me known and known to me to be the individual described in, and who executed the foregoing certificate, and he thereupon duly acknowledged to me that he executed the same
/s/ JILL D. LIVIGNI Notary Public of New Jersey My Commission Expires: 02-23-2004

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Jeffrey B. Steinberg his true and lawful attorney-in-fact, with full power of substitution, to sign any and all instruments, certificates and documents that may be necessary, desirable or appropriate to be executed on behalf of himself as an individual or in his capacity as a general partner of any partnership, pursuant to Sections 13 and 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and Rules 144, 144A and 145 of the Securities Act of 1933, as amended (the "Securities Act"), and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act, by the Securities Act or by the By-laws of the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary, desirable or appropriate, fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may awfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the    day of                        , 2000.

/s/ CHRISTOPHER K. MIRABELLI Christopher K. Mirabelli
STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF OCEAN	)

On this 26th day of July, 2000, before me personally appeared Christopher K. Mirabelli, to me known and known to me to be the individual described in, and who executed the foregoing certificate, and he thereupon duly acknowledged to me that he executed the same
/s/ JILL D. LIVIGNI Notary Public of New Jersey My Commission Expires: 02-23-2004

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